UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2007

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-50539	91-0232000
(Commission File Number)	(IRS Employer Identification No.)

10 N. Post St., Suite 610, Spokane, WA	99201
(Address of Principal Executive Offices)	(Zip Code)

(509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On May 8, 2007, Idaho General Mines, Inc. issued a press release (the “Press Release”) regarding its Hall-Tonopah project located in Nye County, Nevada, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

99.1.                        Press Release of Idaho General Mines, Inc., dated May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.
(Registrant)

Date: May 14, 2007	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer